UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 16, 2024
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bluebird bio, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-35966	13-3680878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Grand Union Boulevard, Somerville, MA		02145
(Address of Principal Executive Offices)		(Zip Code)
(339) 499-9300
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BLUE	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 26, 2024, bluebird bio, Inc. (the “Company”) filed a Form 12b-25 with the Securities and Exchange Commission providing the Company with a 15-calendar day extension, until April 16, 2024, to file its Annual Report on Form 10-K for the fourth quarter and full year ended December 31, 2023 (the “2023 Form 10-K”). The delay in the 10-K filing is due to the need to restate the Company’s consolidated financial statements as of and for the year ended December 31, 2022 and unaudited financial information for each of the first three quarters of 2023 and 2022 in its 2023 Form 10-K. The work required to complete all necessary procedures is taking longer than originally anticipated, and the Company no longer anticipates it will file the 2023 Form 10-K on April 16, 2024. As a result of the extended timeline to file the 2023 Form 10-K, the Company also anticipates it will be delayed in filing its Quarterly Report on Form 10-Q for the first quarter of 2024.

The Company is continuing to work expeditiously to complete the filing of the 2023 Form 10-K as promptly as possible. As previously reported, the restatements relate to the identification of embedded leases and the treatment of non-lease components contained in lease agreements. The Company does not expect the restatements to result in any impact on its cash position or revenue.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the Company’s expectations with respect to the filing of the Company’s 2023 Form 10-K and first quarter 2024 Form 10-Q. Statements using words such as “expect”, “anticipate”, “believe”, “may”, “will” and similar terms are also forward-looking statements. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as updated by its subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission. Except as required by law, the Company undertakes no obligations to make any revisions to the forward-looking statements contained in this Current Report or to update them to reflect events or circumstances occurring after the date of this Current Report, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2024	bluebird bio, Inc.

	By:	/s/ Christopher Krawtschuk
	Name:	Christopher Krawtschuk
	Title:	Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer